Exhibit 99.1

Investment Overview Jan 2022 1

INVESTMENT OVERVIEW LEGAL DISCLAIMER THIS DOCUMENT HAS BEEN PREPARED FOR INFORMATIONAL PURPOSES ONLY . This document contains summary information about Brain Scientific Inc. (“Brain Scientific”). It does not purport to be complete, and no representations or warranties about such information are made by Brain Scientific or its representatives. This document does not constitute an offer to sell or a solicitation of an offer to purchase any securities of Brain Scientific. Any such offer will be made only pursuant to an effective registration statement or an exemption from registration. This document contains forward - looking statements relating to future events or the future financial performance and operations of Brain Scientific. 2 Forward - looking statements, which involve assumptions and describe Brain S c i en t i fi c ’ s intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by the use of the words “may,” “could,” “should,” “will,” “would,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “believe,” “intend,” “project,” “forecast,” the negative of such words and other variations on such words or similar terminology. These forward - looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Brain S c i e n t i fi c ’ s public filings with the Securities and Exchange Commission, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Brain Scientific and its securities. In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this document might not occur. Brain Scientific is not obligated to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. No independent party has audited the forecasts, if any, set forth herein, nor has any independent party undertaken to confirm that any hypothetical performance or other performance that may be set forth herein adheres to the assumptions or conditions specified herein.

A MEDTECH COMPANY Piezo Motion & Brain Scientific founded by researchers and career scientists The companies invested 20M+ in developing, refining and patenting the technologies but never commercialized BREAKTHROUGH Proven management team joins to commercialize and scale businesses Market strategy defined , sales and marketing teams onboard Growing pipeline and scaling manufacturing TURNAROUND Commercial stage MedTech company Disruptive technology in $3B market Public company (OTC:BRSF) up - listing to NASDAQ in 2022 Capital raise in a convertible note upon NASDAQ listing OPPORTUNITY 3

$2.0B $2.1B $2.2B $2.3B $2.4B $1.0B $1.1B $1.2B $1.3B $1.5B $3.0B $3.2B $3.4B $3.6B $3.9B 2021 2022 2023 2024 2025 We are selling into large, growing markets with a lot of potential for an innovative entrant Our disruptive solutions are poised to quickly expand in these markets EEG DEVICES MOTION PRODUCTS TOTAL TOTAL ADDRESSABLE MARKET Sources: Statista, Industry and Research Reports, Competitor Public Statements, Our Research & Analysis 4

DISRPUTING NEUROLOGY Hospital System Opportunity: • To date, the company has focused its sales efforts to hospitals only • AHA estimates only 30% of US hospitals have routine EEG equipment • In the US, twenty states have less than 10 Neurotechs to every 10,000 patients • Existing EEG systems are costly and consume too much space 5

ALZHEIMER’S DISEASE MILLION (USA) MILLION (USA) 795 THOUSAND (USA) 264 MILLION (GLOBALLY) MILLION (GLOBALLY) MILLION (USA) EPILEPSY SLEEP DISORDERS ADHD IN CHILDREN DEMENTIA DEPRESSION STROKE MIGRAINE MILLION (GLOBALLY) MILLION (GLOBALLY) MARKET DEMAND 5 2.5 50 6 6.1 30 50 50 - 70 MILLION (USA) TRAMATIC BRAIN INJURY

• Massive greenfield market opportunities • Aging population in need of more diagnostics • Wearables becoming widely adopted for monitoring • Neuro - telemedicine opening new untapped markets UNTAPPED MARKETS Pain Management Clinics Sleep Labs Nursing Homes Athletic Departments Mobile Clinics 7

LINEAR MOTORS Our linear and mini linear motors can be used to make an incision smaller than the human hair . ROTARY MOTORS Our rotary and mini rotary motors can be used to precisely dispense prescription drugs over a long period of time from a small battery. Market Opportunity: • Medical devices require high precision, which traditional motors lack. Other motors also require a consistent energy source to hold position, which drains wearable batteries • Traditional motors are heavy and slow, which are inefficient for ER and ambulatory services Product Features & Benefits: • Up to 1000x more precise and 100x faster response than direct competitor (DC Motors) • Zero energy to hold position • 50 - 75% less weight than competitors • Zero electromagnetic issues OUR MOTION PRODUCTS 8

DC Technology $140 • Limited precision • Complex control • Heavy materials • Many parts • High precision • Sophisticated controls • Heavy materials • Complex parts Conventional Piezo $1,200 Our Innovative MOTION TECHNOLOGY $120 • Precise • Simple to control • Lightweight materials • Few parts DISRUPTING MOTION 9

MARKET DEMAND

MICROSCOPE STAGES



High precision, fast response and high speed make our linear motors an improved solution for automated microscope stages.
In automated step, scan systems for analysis of large area, or multiplate samples, this enables throughput and productivity to be greatly improved.

MICRO DOSING PUMP



Fluid delivery syringe pumps can benefit from our power dense and precise direct drive piezo technology. Direct drive reduces complexity. Higher precision enables use of higher concentration solutions hence extending use cycles and reducing downtime.

ROBOTIC SURGERY



Our precise, high-speed and fast response motion products are well-suited to the requirements for increasing numbers of electronic autoinjectors and jet injectors. More treatments are being enabled for wearable drug treatment as well.

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Our motors can operate in high magnetic fields and provide motive power for devices such infusion pumps and ventilators where electromagnetic devices are impossible to use. INFUSION MRI PUMPS WEARABLE DISPENSERS Our motors offer power dense, lightweight and efficient motion with direct drive enabling the design of small and compact drug delivery systems. Increasing numbers of treatments are being enabled for wearable drug treatment. Infusion and syringe pumps are widely used for continuous drug delivery. Our direct drive piezo motion can improve precision of delivery enabling smaller doses using higher concentration drugs and reducing the number of refills and patient disruption. SYRINGE PUMPS UNTAPPED MARKETS 11

INTELLECTUAL PROPERTY 15 US Patents 25 World Patents 7 Trade Secrets 2 FDA Cleared Products (510k) 12

HASSAN KOTOB CHAIRMAN & CEO 29 years of experience bringing innovative technologies to the market, growing businesses, and creating significant shareholder value Founder and CEO of North Plains, a software solution that pioneered the market for enterprise digital asset management; sold to AKKR President of CText, a company that revolutionized the publishing industry; sold to a strategic buyer President and CEO of Medasys/Digital Design Systems, a first mover in PACS and telemedicine ; Initial Public Offering • Drove both organic growth and equity funded expansions and acquisitions • Drove strategic, PE sale or public listing based upon best value to shareholders and sustained growth to organization • At the time of exit, secured high market valuations up to 10x revenue or 20x EBITDA . HIGHLIGHTS 13

PROPOSED FINANCING Financing of up to $20M – $6M already secured Note converts at a price of $0.25 at uplist to NASDAQ, maturity (4/1/23), or voluntary conversion Convertible promissory note with 10% interest plus 50% warrant coverage issued at uplist to NASDAQ or maturity Warrants convertible at $0.40 are issued at uplist to NASDAQ or maturity and have a 4 - year life Company goal is to up - list in 2022 14

Investment Overview Jan 2022 Thank You 15